Exhibit 32
CERTIFICATION

In connection with the Quarterly Report of Equitrans Midstream Corporation on Form 10-Q for the period ended March 31, 2022, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned certify pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)    The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Equitrans Midstream Corporation.

/s/ Thomas F. Karam	May 3, 2022
Thomas F. Karam Chief Executive Officer

/s/ Kirk R. Oliver	May 3, 2022
Kirk R. Oliver Senior Vice President and Chief Financial Officer